Exhibit 24
POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Pamela J. Penny, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2009	/s/ PATRICK B. COLLINS
Patrick B. Collins

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Pamela J. Penny, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2009	/s/ J. ROBERT DICKERSON
J. Robert Dickerson

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Pamela J. Penny, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2009	/s/ WALTER M. DUER
Walter M. Duer

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Pamela J. Penny, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2009	/s/ EDWARD H. ELLIS
Edward H. Ellis, Jr.

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Pamela J. Penny, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2009	/s/ JAMES C. FLAGG
James C. Flagg

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Pamela J. Penny, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2009	/s/ ALLAN W. FULKERSON
Allan W. Fulkerson

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Pamela J. Penny, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2009	/s/ THOMAS M. HAMILTON
Thomas M. Hamilton

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Pamela J. Penny, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2009	/s/ JOHN N. MOLBECK, JR.
John N. Molbeck, Jr.

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Pamela J. Penny, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2009	/s/ JAMES E. OESTERREICHER
James E. Oesterreicher

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Pamela J. Penny, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2009	/s/ MICHAEL A. F. ROBERTS
Michael. A. F. Roberts

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Pamela J. Penny, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2009	/s/ ROBERT A. ROSHOLT
Robert A. Rosholt

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Pamela J. Penny, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2009	/s/ CHRISTOPHER J.B. WILLIAMS
Christopher J.B. Williams

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Frank J. Bramanti and Pamela J. Penny, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 20, 2009	/s/ SCOTT W. WISE
Scott W. Wise